UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 190 N. Canon Drive, 4th Fl. Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events

On March 3, 2020, Genius Brands International, Inc. (the “Company”) received notification from The Nasdaq Stock Market (“Nasdaq”) that the Company has been granted an additional 180-day compliance period, or until August 31, 2020, to regain compliance with the minimum $1.00 bid price per share requirement of Nasdaq's Marketplace Rule 5550(a)(2) (the “Rule”). Nasdaq’s determination to grant the additional 180-day compliance period was based on the Company meeting the continued listing requirement for the market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company having provided written notice of its intention to cure the deficiency during the second compliance period, including effecting a reverse stock split if necessary.

If at any time before August 31, 2020, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will regain compliance with the Rule, and the matter will be closed.

If the Company does not meet the minimum bid requirement during the additional 180-day grace period, Nasdaq will provide written notification to the Company that its common stock will be subject to delisting. At such time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel (“Panel”). The Company would remain listed pending the Panel’s decision. There can be no assurance that, if the Company does appeal a subsequent delisting determination by the Staff to the Panel, that such appeal would be successful.

This current notification from Nasdaq has no immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on the Nasdaq Capital Market under the symbol “GNUS”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

By:	/s/ Andrew Heyward
Name:	Andrew Heyward
Title:	Chief Executive Officer

Date: March 5, 2020

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